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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2001

                         ASTRALIS PHARAMACEUTICALS, LTD
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             (Exact name of registrant as specified in its charter)


           Colorado                      000-30997              84-1508866
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 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



            135 Columbia Turnpike, Suite 301, Florham Park, NJ 07932
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                    (Address of principal executive offices)


                                 (973) 377-8008
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              (Registrant's telephone number, including area code)


                    formerly Hercules Development Group, Inc.
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         (Former name or former address, if changed since last report.)


Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous Independent Accountants

                           (i)      The Registrant's Board of Directors have
appointed the independent certified public accounting firm of L.J. Soldinger Associates Ltd. to audit the financial statements of the Registrant for the year ended December 31, 2001. Accordingly, Cordovano and Harvey, P.C. was dismissed as the Registrant's independent auditors effective November 28, 2001, the date when written notification was delivered to that firm. The appointment of L J Soldinger Associates Ltd. as the Company's independent auditors is effective November 2, 2001.

                           (ii)     The audit reports of Cordovano and Harvey,
P.C. on the Registrant's financial statements as of December 31, 2000 and 1999, for the fiscal year ended December 31, 2000 and for the period from June 30, 1999 (date of inception) through December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Cordovano and Harvey, P.C. is attached as Exhibit 16.1.


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                           (iii)    The Registrant's Board of Directors approved
the change in independent accountants.

                           (iv)     In connection with the audits of the
Registrant's financial statements for the year ended 2000 and for the period from June 30, 1999 (date of inception) through December 31, 1999, and the subsequent period prior to November 28, 2001, there were no disagreements between the Registrant and Cordovano and Harvey, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Cordovano and Harvey, P.C., would have caused Cordovano and Harvey, P.C. to make reference to the matter in their reports.

                           (v)      There were no reportable events (as defined
in Regulation S-K Item 304(a)(l)(v)) during the two most recent fiscal years ended December 31, 2000 and 1999 and the subsequent period prior to November 28, 2001.

                           (vi)     The Registrant requested Cordovano and
Harvey, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which letter is filed with this report as Exhibit 16.1.

         (b)      New Independent Accountants

                  The Registrant engaged L J Soldinger Associates Ltd as its new independent accountants as of November 2, 2001. During the two most recent fiscal years and through November 2, 2001, the Registrant has not consulted with L J Soldinger Associates Ltd regarding

                           (i)      the application of accounting principles to
a specified transaction, either completed or proposed;

                           (ii)     the type of audit opinion that might be
rendered on the Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that the Registrant concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

                           (iii)    any matter that was either the subject of a
disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a)(1)(iv) Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  16.1 Letter of Cordovano and Harvey, P.C. regarding change in certifying accountant




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    ASTRALIS PHARMACEUTICALS LTD

                                                    /s/ Mike Ajnsztajn
                                                    ----------------------------
                                                    By: Mike Ajnsztajn
                                                    President and Director


Date: December 10, 2001





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                                  EXHIBIT INDEX


    16.1 Letter of Cordovano and Harvey, P.C. regarding change in certifying auditor, dated December 10, 2001.